Exhibit 99.1

ClimateRock Announces the Separate Trading of its Class A Ordinary Shares, Rights, and
Warrants Commencing June 2, 2022

United Kingdom, May 31, 2022 -- ClimateRock (NASDAQ: CLRCU) (the “Company”), a newly organized blank check company incorporated as a Cayman Islands exempted company and led by Chairman, Charles Ratelband V and CEO, Per Regnarsson, announced today that commencing on June 2, 2022, holders of the units sold in the Company’s initial public offering of 7,875,000 units completed on May 2, 2022 may elect to separately trade the Company’s Class A ordinary shares ("Class A Ordinary Shares”), rights, and warrants included in the units. Once the securities comprising the units begin separate trading, the Class A Ordinary Shares, rights, and warrants will be traded on the Nasdaq Global Market under the symbols “CLRC,” “CLRCR” and “CLRCW,” respectively. Those units not separated will continue to trade on the NASDAQ Global Market under the symbol “CLRCU.” No fractional warrants will be issued upon separation of the units and only whole warrants will trade. Unitholders will need to have their brokers contact Continental Stock Transfer & Trust Company, the Company’s transfer agent, in order to separate the units into Class A Ordinary Shares, rights, and warrants.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy the securities of the Company, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About ClimateRock

ClimateRock is a newly organized blank check company incorporated as a Cayman Islands exempted company for the purpose of entering into a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses in any industry or geographic location, but intends to focus on acquiring a target within the sustainable energy industry in the Organization for Economic Co-operation and Development countries, including climate change, environment, renewable energy and emerging, clean technologies.

Forward-Looking Statements

This press release may include, and oral statements made from time to time by representatives of the Company may include, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements regarding possible business combinations and the financing thereof, and related matters, as well as all other statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the Securities and Exchange Commission (“SEC”). All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s registration statement and prospectus for the Company’s initial public offering filed with the SEC. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Contact Information:

Phone number: +44 203 954 0590

Email: info@climate-rock.com

Person of contact: Abhishek Bawa

Investor Contact:

Phone number: 203-741-8811

Email: CLRCU@mzgroup.us

Person of contact: Shannon Devine